EQ ADVISORS TRUSTSM

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO — CLASS IA AND IB SHARES

SUPPLEMENT DATED SEPTEMBER 29, 2016 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2016,

This Supplement updates information contained in the Summary Prospectus of the AXA/Franklin Small Cap Value Managed Portfolio (“Portfolio”), a series of EQ Advisors Trust (“Trust”), dated May 1, 2016. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about modifications to the benchmark indices and investment strategy of the Portfolio.

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Effective September 30, 2016, the Portfolio’s current benchmark index against which the Portfolio measures its performance, the Russell 2500 Value Index, is replaced with the Russell 2000 Value Index. Additionally, the Portfolio’s customized benchmark, the Volatility Managed Index-Small Cap Value is modified to replace the Russell 2500 Value Index component with a component consisting of the Russell 2000 Value Index. The Manager believes that the Russell 2000 Value Index and the modified Volatility Managed Index-Small Cap Value are more closely aligned with the Portfolio’s investment strategies. For the one-year, five-year and since inception (inception date — September 15, 2006) periods ended December 31, 2015, the average annual returns of the Russell 2000 Value Index were: -7.47%, 7.67% and 4.54%, respectively, and the average annual returns of the modified Volatility Managed Index-Small Cap Value were: -5.23%, 7.45% and 6.48% respectively.

Effective September 30, 2016, the second sentence in the second paragraph of the section of the Prospectus entitled “Investments, Risks, and Performance — Principal Investment Strategy” is deleted in its entirety and replaced with the following information:

Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of May 31, 2016, the highest market capitalization in the Russell 2000 Index was $5.96 billion.